Exhibit 99.1

90779 Natco Group Inc — Proxy Card Proof 3 — 10/15/09 — 11:46 PRINT AUTHORIZATION (THIS BOXED AREA DOES NOT PRINT) To commence printing on this proxy card please sign, date and fax this card to: 212-269-1116 SIGNATURE: DATE: TIME: 60244 FOLD AND DETACH HERE YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. We encourage you to take advantage of Internet or telephone voting. Both are available 24 hours a day, 7 days a week. Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the shareholder meeting date. OR If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card. To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope. Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. INTERNET http://www.proxyvoting.com/ntg Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site. TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call. NATCO GROUP INC. Signature Signature Date NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. Please mark your votes as indicated in this example X The Board of Directors recommends a vote “FOR” Proposal 1. FOR AGAINST ABSTAIN 1. To approve and adopt the Amended and Restated Agreement and Plan of Merger, dated effective as of June 1, 2009, by and among Cameron International Corporation (“Cameron”), Octane Acquisition Sub, Inc., a direct, wholly owned subsidiary of Cameron, and NATCO Group Inc. (“NATCO”), which provides that Octane Acquisition Sub, Inc. will be merged with and into NATCO and each outstanding share of common stock of NATCO will be converted into the right to receive 1.185 shares of common stock of Cameron, plus cash in lieu of fractional shares. Mark Here for Address Change or Comments SEE REVERSE THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” PROPOSAL 1. k161868:90779 Natco Group Inc PC 3 10/15/09 11:46 AM Page 1

90779 Natco Group Inc — Proxy Card Proof 3 — 10/15/09 — 11:46 60244 You can now access your BNY Mellon Shareowner Services account online. Access your BNY Mellon Shareowner Services account online via Investor ServiceDirect® (ISD). BNY Mellon Shareowner Services, the transfer agent for NATCO Group Inc., now makes it easy and convenient to get current information on your shareholder account. • View account status • View payment history for dividends • View certificate history • Make address changes • View book-entry information • Obtain a duplicate 1099 tax form Visit us on the web at http://www.bnymellon.com/shareowner/isd For Technical Assistance Call 1-877-978-7778 between 9am-7pm Monday-Friday Eastern Time Investor ServiceDirect® Available 24 hours per day, 7 days per week TOLL FREE NUMBER: 1-800-370-1163 NATCO GROUP INC. 11210 EQUITY DRIVE HOUSTON, TX 77041 PROXY FOR SPECIAL MEETING OF STOCKHOLDERS THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Katherine P. Ellis and C. Andrew Smith, and each of them, with full power of substitution to vote the shares of NATCO Group Inc. Common Stock which the undersigned may be entitled to vote, and with all power the undersigned would possess, if personally present at the special meeting of stockholders of NATCO Group Inc. to be held at Hilton Houston Post Oak, 2001 Post Oak Blvd., Houston, Texas on the 18th day of November 2009, at 10 a.m. local time, or any reconvened meeting after an adjournment thereof. Please mark this proxy as indicated on the reverse side to vote on any item. If you do not specify a choice on this proxy, the proxy will be voted FOR Proposal 1. Address Change/Comments (Mark the corresponding box on the reverse side) BNY MELLON SHAREOWNER SERVICES P.O. BOX 3550 SOUTH HACKENSACK, NJ 07606-9250 FOLD AND DETACH HERE (Continued and to be marked, dated and signed, on the other side) Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment. k161868:90779 Natco Group Inc PC 3 10/15/09 11:46 AM Page 2